HELLER FINANCIAL LOGO

                         NOTICE OF GUARANTEED DELIVERY
                                       of
                       7.375% Notes due November 1, 2009
          which have been Registered Under the Securities Act of 1933 in Exchange for

                 Unregistered 7.375% Notes due November 1, 2009
                                       of
                             HELLER FINANCIAL, INC.


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
 2000, UNLESS EXTENDED. THE TERM EXPIRATION DATE MEANS THAT TIME AND DATE OR, IF WE EXTEND THE EXCHANGE OFFER, THE LATEST TIME AND DATE TO WHICH WE EXTEND THE EXCHANGE OFFER. YOU MAY WITHDRAW UNREGISTERED 7.375% NOTES DUE NOVEMBER 1, 2009 TENDERED IN THE EXCHANGE OFFER AT ANY TIME BEFORE THE EXPIRATION DATE.


   You must use this form or a substantially equivalent form to accept Heller's offer to exchange its 7.375% Notes due November 1, 2009, which have been registered under the Securities Act of 1993, for an equal principal amount of its outstanding unregistered 7.375% Notes due November 1, 2009, pursuant to the guaranteed delivery procedures described under the caption "The Exchange Offer--Guaranteed Delivery Procedures" of Heller's Prospectus dated
  , 2000 and Instruction 3 to the related Letter of Transmittal, if (1) your certificates for unregistered notes to be exchanged are not immediately available, (2) you cannot complete the procedures for book-entry transfer on a timely basis, or (3) you cannot deliver your unregistered notes to be tendered for exchange, the Letter of Transmittal or any other required documents to State Street Bank and Trust Company, the exchange agent, before the expiration date. If you choose to tender unregistered notes pursuant to these guaranteed delivery procedures, you must ensure that the exchange agent receives this Notice of Guaranteed Delivery before the expiration date.

                 The Exchange Agent for the Exchange Offer is:
                      State Street Bank and Trust Company

            By Hand/Overnight Courier/Registered or Certified Mail:
                      State Street Bank and Trust Company
                               Attn: Ralph Jones
                     Corporate Trust Department, 5th Floor
                             2 Avenue de Lafayette
                          Boston, Massachusetts 02111

                                 By Facsimile:
                                  617-662-1548

                             Confirm by Telephone:
                                  617-662-1523

   Delivery of this Notice of Guaranteed Delivery to an address or facsimile number other than the one listed above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions to the Letter of Transmittal, the signature guarantee must appear in the applicable space provided in Box C entitled "Signature Guarantee" on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tender(s) for exchange to Heller, upon the terms and subject to the conditions set forth in the Prospectus and related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of unregistered notes indicated below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" and Instruction 3 to the Letter of Transmittal.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery will survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

   The undersigned hereby tenders the unregistered notes listed below:


                           Aggregate Principal Amount of
                           Unregistered Notes Represented
    Certificate Number(s)    by Certificate(s) or Book-   Aggregate Principal Amount of
    of Unregistered Notes*       Entry Confirmation        Unregistered Notes Tendered
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 *If you will deliver unregistered notes by book-entry transfer at the Depository Trust Company, insert DTC account number.


    This Notice of Guaranteed Delivery must be signed by the holder(s) of unregistered notes exactly as their name(s) appear on certificates for unregistered notes or on a security position listing, or by person(s) authorized to become holder(s) by endorsements or bond powers transmitted with this Notice of Guaranteed Delivery.

--------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

 Signatures of Registered Holder(s): _   Date: _______________________________
 -------------------------------------   Address: ____________________________
 -------------------------------------   -------------------------------------
                                                   (Include Zip Code)


 Name(s) of Registered Holder(s): ____
 -------------------------------------   Area Code and Telephone No.: ________

 -------------------------------------
                                         Taxpayer Identification Number or
                                         Social Security Number: _____________
--------------------------------------------------------------------------------
 Name and capacity, if signing in a fiduciary orrepresentative capacity: _____

                             GUARANTEE OF DELIVERY
                            (This must be completed)
                    (Not to be used for signature guarantee)

    The undersigned, which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or otherwise an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees to deliver to the exchange agent at its address listed on the cover of this Notice of Guaranteed Delivery (1) the Letter of Transmittal,
 (2) either the certificates for tendered unregistered notes in proper form for transfer or confirmation of the book-entry transfer of the unregistered notes into the exchange agent's account at DTC and (3) any other required documents, all by 5:00 p.m., New York City time, within three (3) New York Stock Exchange trading days following the expiration date, as described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" and in Instruction 3 to the Letter of Transmittal.

 Name of Firm: _______________________   -------------------------------------
 Address: ____________________________            Authorized Signature
 -------------------------------------   Name: _______________________________
           (Include Zip Code)            Title: ______________________________
                                                 (Please type or print)


 Area Code and Telephone Number:
 -------------------------------------   Date: _______________________________



DO NOT SEND UNREGISTERED NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. YOU SHOULD SEND UNREGISTERED NOTES, A PROPERLY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

   1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the exchange agent at its address listed on the cover of this Notice of Guaranteed Delivery before the expiration date. You may choose, at your sole risk, the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the exchange agent. The delivery will be deemed made only when actually received or confirmed by the exchange agent. Heller recommends that you use an overnight or hand delivery service or registered mail, appropriately insured, return receipt requested. In all cases, you should allow sufficient time to assure delivery to the exchange agent before the expiration date. For a description of the guaranteed delivery procedures, see Instruction 3 of the Letter of Transmittal.

   2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the tendered unregistered notes, the signature(s) must correspond with the name(s) on the face of the certificates for the unregistered notes or on a securities position listing. If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any tendered unregistered notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the certificates for the unregistered notes or on a securities position listing. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then that person should so indicate when signing and, unless waived by Heller, submit with the Letter of Transmittal evidence satisfactory to Heller of that person's authority to so act.

   3. Requests for Assistance or Additional Copies. You should direct questions relating to the exchange offer and requests for additional copies of the Prospectus, the Letter of Transmittal or this Notice of Guaranteed Delivery to the exchange agent at the address, telephone number or facsimile number listed on the cover of this Notice of Guaranteed Delivery.